                                               FILED PURSUANT TO RULE 424(b)(2)
                                                          FILE NUMBER 333-39275
PRICING SUPPLEMENT NO. 4
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated October 4, 2000)



                                 --------------

                                   $451,500.00

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------


---------------------------------------------------- --------------------------
DATE OF PURCHASE..................................       DECEMBER 11, 2000
---------------------------------------------------- --------------------------
NUMBER OF SHARES..................................            90,300
---------------------------------------------------- --------------------------
PRICE PER SHARE...................................             $5.00
---------------------------------------------------- --------------------------
PROCEEDS TO CYGNUS................................          $451,500.00
---------------------------------------------------- --------------------------









           The date of this Pricing Supplement is December 11, 2000.